MAST0409C  30 year  5.2's          User ID: parkjua          Deals Directory: /home/parkjua/DEALS

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Collateral Description         Date:    08/18/2004   17:44:52                                                                    UBS Investment Bank

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Settlement Date:  8/30/2004  WHOLE 30 year  WAC: 5.41  WAM: 356.00  Pricing Speed:  250  PSA

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 Num            Name       Bond   PassThru        WAC   WAM  WALA       Date         Factor    Bal owned     Bal used    Orig used *       In Box

   1           WHOLE          1    5.25000    5.41200   356     3     0/   0     0.00000000 144493403.00 144493403.00          Inf           0.00

                                                 5.41 356.00  3.00                            144493403.00  144493403.00           Inf           0.00